EXHIBIT 10.2

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“First Amendment”) is dated effective as of March 19, 2007 and is by and among ST. MARY LAND & EXPLORATION COMPANY, a Delaware corporation (the “Borrower”); the banks party hereto (the “Lenders”); WACHOVIA BANK, NATIONAL ASSOCIATION, individually, as Issuing Bank and as Administrative Agent (in such latter capacity, the “Administrative Agent”); WELLS FARGO BANK, N.A., individually and as Syndication Agent; and BNP PARIBAS, COMERICA BANK-TEXAS, and JPMORGAN CHASE BANK, N.A., individually and as Co-Documentation Agents.

RECITALS:

A.

The Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents are parties to that certain Amended and Restated Credit Agreement dated as of April 7, 2005 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.

The Borrower has requested and the Administrative Agent and the Lenders have agreed to, among other things, amend certain sections of the Credit Agreement in connection with the Borrower’s issuance of certain Senior Convertible Notes (as is hereinafter defined).

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

SECTION 1.	Amendments to Credit Agreement.

(a)          The following term, as defined in Section 1.02 of the Credit Agreement, is hereby amended in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

(b)          Section 1.02 of the Credit Agreement is hereby further amended by adding thereto the following new definitions in their appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Credit Agreement dated effective as of March 19, 2007, among the Borrower, the Lenders party thereto, the Administrative Agent and the Issuing Bank, the Syndication Agent, and the Co-Documentation Agents.

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“Senior Convertible Notes” means those certain senior convertible notes up to an aggregate principal amount of $250,000,000, or, if the initial purchasers exercise their option to purchase additional notes in full, up to an aggregate principal amount of $287,500,000 or such other aggregate principal amount as shall be designated by the Borrower, due on or about April 1, 2027, and to be issued and sold by the Borrower in accordance with and pursuant to the terms and provisions of the Senior Convertible Notes indenture. For purposes of this Agreement, neither the Senior Convertible Notes nor issuance thereof shall be deemed a Swap Agreement subject to the prohibitions of Section 9.19.

(c)          Section 9.02 of the Credit Agreement is hereby amended by adding thereto the following new subclause (j) which shall read as follows:

“(j)        Debt of the Borrower evidenced by the Senior Convertible Notes, together with and any and all refinancings thereof, so long as all of same are either unsecured or expressly subordinated to this Agreement and all of same are scheduled to mature after the Maturity Date under this Agreement.”

(d)          Section 9.04 of the Credit Agreement is hereby amended by adding thereto the following new subclause (e) which shall read as follows:

“(e)        the Borrower may make interest payments and principal payments on any and all issued and sold Senior Convertible Notes and deliver cash, stock, or any combination thereof, upon payment, settlement upon conversion (whether a general or a net share settlement), or redemption of any and all issued and sold Senior Convertible Notes so long as all such payments, settlements upon conversions, and redemptions are in accordance with the terms of the Senior Convertible Notes indenture and so long as no Default shall exist or be occasioned by such payments, settlements upon conversions, or redemptions.”

SECTION 2.    Defined Terms. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

SECTION 3.   Conditions Precedent to Effectiveness. This First Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

SECTION 4.     Reaffirmation of Representations and Warranties. To induce the Lenders, the Administrative Agent and the Issuing Bank to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VII of the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date).

SECTION 5.   Reaffirmation of Credit Agreement. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to

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the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.

SECTION 6.   Governing Law; Entire Agreement. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas. The Credit Agreement, as amended by this First Amendment, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 7.     Severability of Provisions. Any provision in this First Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this First Amendment are declared to be severable.

SECTION 8.     Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

SECTION 9.    Headings. Article and section headings in this First Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this First Amendment.

SECTION 10.   Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

BORROWER:

ST. MARY LAND & EXPLORATION COMPANY

By:	/s/ DAVID W. HONEYFIELD
Name:	David W. Honeyfield
Title:	Senior Vice President – Chief Financial	Officer,
Secretary and Treasurer

[Signature Page to First Amendment]

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                                                                                                AGENTS AND LENDERS:

WACHOVIA BANK, NATIONAL
ASSOCIATION, Individually, as Issuing Bank
and as Administrative Agent

By:	/s/ PHILIP J. TRINDER
Name:	Philip J. Trinder
Title:	Director

[Signature Page to First Amendment]

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                                                                                                WELLS FARGO BANK, N.A., Individually

and as Syndication Agent

By:	/s/ TIM GREEN
Name:	Tim Green
Title:	Assistant Vice President

[Signature Page to First Amendment]

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                                                                                                BNP PARIBAS, Individually and

as Co-Documentation Agent

By:	/s/ BETSY JOCHER
Name:	Betsy Jocher
Title:	Director

/s/ POLLY SCHOTT
Polly Schott
Vice President

[Signature Page to First Amendment]

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                                                                                                COMERICA BANK, Individually and

as Co-Documentation Agent

By:	/s/ MATTHEW J. PURCHASE
Name:	Matthew J. Purchase
Title:	Vice President

[Signature Page to First Amendment]

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JPMORGAN CHASE BANK, N.A., Individually and as Co-Documentation Agent

By:	/s/ J. SCOTT FOWLER
Name:	J. Scott Fowler
Title:	Senior Vice President

[Signature Page to First Amendment]

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                                                                                                ROYAL BANK OF CANADA

By:	N/A
Name:
Title:

[Signature Page to First Amendment]

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                                                                                                BANK OF SCOTLAND

By:	/s/ KAREN WEICH
Name:	Karen Weich
Title:	Vice President

[Signature Page to First Amendment]

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                                                                                                U.S. BANK NATIONAL ASSOCIATION

By:	/s/ DARIA MAHONEY
Name:	Daria Mahoney
Title:	Vice President

[Signature Page to First Amendment]

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                                                                                                CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ NANCY G. MORAGAS
Name:	Nancy G. Moragas
Title:	Sr. Vice President

[Signature Page to First Amendment]

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KEYBANK, N.A.

By:	/s/ THOMAS RAJAN
Name: Thomas Rajan
Title:	Senior Vice President

[Signature Page to First Amendment]

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BANK OF OKLAHOMA, N.A.

By:	/s/ MICHAEL M. LOGAN
Name: Michael M. Logan
Title:	Senior Vice President

[Signature Page to First Amendment]

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